UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 24, 2014

SCIENTIFIC ENERGY, INC.

(Exact name of registrant as specified in its charter)

Utah	000-50559	87-0680657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27 Weldon Street, Jersey City, New Jersey	07306
(Address of principal executive offices)	(Zip Code)

(201) 985-8100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Previous Independent Accountants

On January 24, 2014, Scientific Energy, Inc. (the “Company”) dismissed Anderson Bradshaw PLLC (“Anderson Bradshaw”) as its independent accountant.  None of the reports of Anderson Bradshaw, on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.  The decision to change independent accountants was approved by our Board of Directors on January 24, 2014.

During the Company’s two most recent fiscal years and through the date of this report, the Company has had no disagreements with Anderson Bradshaw, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Anderson Bradshaw, would have caused it to make reference to the subject matter of such disagreements in its report on the financial statements of the Company for such periods.

During our two most recent fiscal years and through the date of this report on Form 8-K, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the SEC.

We provided Anderson Bradshaw with a copy of this disclosure before our filing with the SEC.  We requested that Anderson Bradshaw, provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements, and we received a letter from Anderson Bradshaw, stating that it does agree with the above statements.  A copy of such letter, dated as of January 24, 2014 is filed as Exhibit 16.1 to this report.

(b) New Independent Accountants

Our Board of Directors appointed Dominic K.F. Chan & Co., Certified Public Accountants (Practising) (“Dominic”) as our new independent registered public accounting firm effective as of January 24, 2014.  During the two most recent fiscal years and through the date of our engagement, we did not consult with Dominic regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was either the subject of a disagreement or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

     Exhibit

     Number        Descriptions

      16.1         Letter from Anderson Bradshaw, PLLC dated January 24, 2014 regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENTIFIC ENERGY, INC.

By: /s/ Stanley Chan

Stanley Chan

President and Chief Executive Officer

Date: January 24, 2014